                      SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC
                                     20549


                  -------------------------------------------

                                   FORM 8-K

                  -------------------------------------------

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: December 10, 1996
                       (Date of earliest event reported)


                        INSIGNIA FINANCIAL GROUP, INC.
            (Exact name of registrant as specified in its charter)

          DELAWARE                        0-19066            13-3591193
(State or other jurisdiction of         (Commission      (I.R.S. Employer
incorporation or organization)          File Number)      Identification
                                                              Number)


                         One Insignia Financial Plaza
                             Post Office Box 1089
                       Greenville, South Carolina 29602
                    (Address of Principal Executive Office)


      Registrant's telephone number, including area code: (864) 239-1000

                  -------------------------------------------

Item 7.  Financial Statements and Exhibits

         (a) Condensed Combined Financial Statements (Unaudited)

                      NPI PROPERTY MANAGEMENT CORPORATION
                      NATIONAL PROPERTY INVESTORS, INC.
                     AND NPI-CL MANAGEMENT L.P. (NOTE 1)

                CONDENSED COMBINED CONSOLIDATED BALANCE SHEET

                              DECEMBER 31, 1995
                                 (UNAUDITED)

ASSETS
Current assets:
 Cash and cash equivalents ..............................   $ 1,352,123
 Accounts receivable ....................................       108,125
 Advances to partnerships ...............................       568,977
 Prepaid expenses .......................................         7,445
 Other assets ...........................................     1,241,937
                                                          -------------
  Total current assets ..................................     3,278,607
Restricted cash .........................................       287,472
Office furniture and equipment and leasehold
 improvements ...........................................       379,878
Investments in real estate partnerships .................    56,132,903
Acquired management agreements ..........................     3,703,036
Other assets ............................................         6,904
                                                          -------------
  Total assets ..........................................   $63,788,800
                                                          =============
LIABILITIES
Current liabilities:
 Notes payable currently due ............................   $30,070,862
 Accounts payable and accrued expenses ..................       767,415
 Other current liabilities ..............................        50,703
 Payable to affiliate ...................................        84,892
                                                          -------------
  Total current liabilities .............................    30,973,872
Commitments and contingencies ...........................            --
Long-term liabilities--deferred income taxes  ...........       101,399
                                                          -------------
  Total liabilities .....................................    31,075,271
Minority interest .......................................    32,578,968
EQUITY
Common stock ............................................           404
Other shareholders' equity ..............................       134,157
                                                          -------------
  Total liabilities and equity ..........................   $63,788,800
                                                          =============

              The accompanying notes are an integral part of these
             condensed combined consolidated financial statements.

                      NPI PROPERTY MANAGEMENT CORPORATION
                       NATIONAL PROPERTY INVESTORS, INC.
                      AND NPI-CL MANAGEMENT L.P. (NOTE 1)

           CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (UNAUDITED)

                                                                         SIX MONTHS ENDED
                                                                           DECEMBER 31
                                                                    --------------------------
                                                                        1995          1994
                                                                    ------------  ------------
REVENUES:
 Management fee income ............................................   $5,121,807    $4,500,149
 Interest income ..................................................      248,151       282,337
 Other expense recoveries .........................................    3,651,255     3,961,631
                                                                    ------------  ------------
  Total revenue ...................................................    9,021,213     8,744,117
COSTS AND EXPENSES:
 Selling, general and administrative ..............................    2,736,810     2,735,904
 Officers' compensation ...........................................      937,000       885,880
 Amortization and depreciation ....................................      867,774       780,998
 Interest expense .................................................    4,305,560       390,979
                                                                    ------------  ------------
  Total costs and expenses ........................................    8,847,144     4,793,761
                                                                    ------------  ------------
Operating income before benefit for deferred income taxes,
 minority interest and extraordinary item .........................      174,069     3,950,356
Equity in income of real estate partnerships ......................    6,330,985            --
INCOME TAXES:
 Deferred tax benefit .............................................           --        47,185
                                                                    ------------  ------------
Income before minority interest and extraordinary item  ...........    6,505,054     3,997,541
Minority interest .................................................    2,393,157       774,957
                                                                    ------------  ------------
  Net income ......................................................   $4,111,897    $3,222,584
                                                                    ============  ============

              The accompanying notes are an integral part of these
             condensed combined consolidated financial statements.

                      NPI PROPERTY MANAGEMENT CORPORATION
                       NATIONAL PROPERTY INVESTORS, INC.
                      AND NPI-CL MANAGEMENT L.P. (NOTE 1)

            CONDENSED COMBINED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                    SIX MONTHS ENDED
                                                                      DECEMBER 31
                                                             ------------------------------
                                                                  1995            1994
                                                             --------------  --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income ................................................   $  4,111,897    $  3,222,584
 Adjustments to reconcile net income to net cash
 provided by operating activities:
   Minority interest in income of subsidiaries .............      2,393,157         774,957
   Depreciation and amortization ...........................        867,774         780,998
   Equity in income of real estate partnerships  ...........     (6,330,985)             --
   Decrease in deferred income taxes .......................             --        (301,281)
   Changes in assets and liabilities:
    Accounts receivable ....................................        250,942          53,046
    Other assets ...........................................          9,177        (405,908)
    Payable to affiliate ...................................       (793,774)             --
    Accounts payable and other current liabilities  ........       (154,102)        240,790
                                                             --------------  --------------
    Net cash provided by operating activities ..............        354,086       4,365,186
CASH FLOWS FROM INVESTING ACTIVITIES:
 Proceeds from partnership distributions ...................     20,712,434              --
 Payment of note receivable ................................             --         169,505
 Decrease in advances to partnerships ......................          2,100         178,647
 Purchase of Limited Partnership interest in Publicly
 Traded Real Estate Limited Partnerships ...................     (6,602,374)    (48,167,706)
 Organization costs capitalized ............................             --        (650,354)
                                                             --------------  --------------
  Net cash provided by (used in) investing activities  .....     14,112,160     (48,469,908)
CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from the issuance of notes payable ...............     19,663,789      39,147,888
 Repayment of notes payable ................................    (28,740,815)     (6,987,450)
 Repayment of notes payable from shareholders ..............             --      (2,416,250)
 Proceeds from loans to shareholders .......................        113,333        (113,334)
 Proceeds from loans to affiliates .........................      1,876,602      (2,101,236)
 Capital contributions received ............................        298,070         625,000
 Loan commitment fee capitalized ...........................        (67,423)     (1,418,066)
 Capital contributions received by subsidiaries  ...........        311,846      23,177,000
 Distributions to shareholders .............................     (8,110,176)     (4,197,461)
                                                             --------------  --------------
  Net cash (used in) provided by financing activities  .....    (14,654,774)     45,716,091
                                                             --------------  --------------
Net (decrease) increase in cash ............................       (188,528)      1,611,369
Cash and cash equivalents at beginning of period  ..........      1,540,651         998,011
                                                             --------------  --------------
Cash and cash equivalents at end of period .................   $  1,352,123    $  2,609,380
                                                             ==============  ==============

              The accompanying notes are an integral part of these
             condensed combined consolidated financial statements.

                      NPI PROPERTY MANAGEMENT CORPORATION
                       NATIONAL PROPERTY INVESTORS, INC.
                           AND NPI-CL MANAGEMENT L.P.

                          NOTES TO CONDENSED COMBINED
                       CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

                               DECEMBER 31, 1995

    1. The accompanying unaudited financial statements present the combined consolidated financial position and results of operations of NPI Property Management Corporation, National Property Investors, Inc. and NPI-CL Management L.P. (collectively "NPI"). These entities have been combined based on the existence of common control and management's plan to sell these entities in a single transaction (see Note 3). All significant intercompany transactions and balances have been eliminated in their respective consolidations.

    2. The accompanying unaudited condensed combined consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six month period ended December 31, 1995 are not necessarily indicative of the results that would be expected for a full fiscal year.

    3. On August 17, 1995, NPI entered into certain agreements (the "Purchase Agreements") to sell substantially all of the assets of NPI to Insignia Financial Group, Inc. and certain of its affiliates for consideration of approximately $116,000,000 in cash. The closing of the transaction occurred on January 19 and 22, 1996.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INSIGNIA FINANCIAL GROUP, INC.


                                        By: /s/ John K. Lines
                                           ------------------------------
                                           John K. Lines
                                           General Counsel

Date: December 10, 1996